SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

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                                   FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934



      Date of Report (Date of earliest event reported):  October 18, 1998



                             PROTECTION ONE, INC.
              (Exact name of Registrant as specified in charter)




         Delaware                      0-24780                   93-1063818
(State or other jurisdiction    (Commission File Number)      (I.R.S. Employer
     of Incorporation)                                       Identification No.)





             6011 Bristol Parkway                       90230
           Culver City, California                    (Zip Code)
   (Address of principal executive offices)




      Registrant's telephone number, including area code:  (310) 338-6930


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ITEM 5.     Other Events.

            On October 19, 1998, Protection One, Inc. announced the entering into of an agreement to acquire Lifeline Systems, Inc. (the "Merger Agreement"). The Press Release announcing the Merger Agreement is filed herewith as Exhibit 99.1.

ITEM 7.     Financial Statements and Exhibits.

            (c)   Exhibits.

            99.1 Press Release dated October 19, 1997, relating to the Merger Agreement.









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                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    PROTECTION ONE, INC.
                                    (Registrant)


Date: October  28 , 1998            By:   /s/ John W. Hesse
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                                          John W. Hesse
                                          Executive Vice President and
                                          Chief Financial Officer











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
                                  EXHIBIT INDEX


     Exhibit      Description
     -------      -----------

      99.1        Press Release dated October 19, 1998, relating to the Merger
                  Agreement.














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